UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2007, the Board of Directors of Sara Lee adopted amendments to Sara Lee's Bylaws to change the vote required for the election of directors from a plurality to a majority. As amended, the Bylaws provide that each director of Sara Lee must be elected by a majority of the votes cast with respect to that director at any meeting for the election of directors at which a quorum is present; provided that if, as of a date that is fourteen (14) days in advance of the date that Sara Lee files its definitive proxy statement with the Securities and Exchange Commission (regardless of whether or not the proxy statement thereafter is revised or supplemented), the number of nominees exceeds the number of directors to be elected, then each director shall be elected by a plurality of the votes cast in person or by proxy at any such meeting. For purposes of this provision, a "majority" of the votes cast means that the number of votes "for" a director nominee exceeds the number of votes "against" that director nominee.

Sara Lee's Board of Directors also amended its Corporate Governance Guidelines to require any incumbent director who fails to receive the requisite vote for re-election to tender his or her resignation to the Board. The amendment provides that any nominee for director who fails to receive a majority vote at an annual or special meeting held for the purpose of electing directors where the election is uncontested shall, promptly following certification of the stockholder vote, tender his or her resignation to the Board. The independent directors (excluding the director who tendered the resignation) will decide whether to accept the resignation, or whether other action should be taken. In reaching its decision, the Board may consider any factors it deems relevant, including the director's qualifications, the director's past and expected future contributions to Sara Lee, the overall composition of the Board, whether accepting the tendered resignation would cause Sara Lee to fail to meet any applicable rule or regulation (including NYSE listing requirements and federal securities laws) and the percentage of outstanding shares represented by the votes cast. The policy also states that the Board will act on the tendered resignation, and publicly disclose its decision and rationale, within 90 days following certification of the stockholder vote.

A copy of the press release issued by Sara Lee regarding these amendments is attached as Exhibit 99 to this report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

June 28, 2007	By:	/s/ Roderick A. Palmore

Name: Roderick A. Palmore
Title: Executive Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Press release issued June 28 2007